UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2015
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2015, Forest City Enterprises, Inc. (the “Company”) announced several planned management changes to be made in connection with the Company’s previously announced internal reorganization and expected conversion to real estate investment trust status (“REIT Conversion”), all of which are expected to take effect January 1, 2016.

(a) Ronald A. Ratner (age 68), currently Executive Vice President of the Company and President and Chief Executive Officer of Forest City Residential Group, Inc., a wholly-owned subsidiary of the Company, since 1988, and James A. Ratner (age 70), currently Executive Vice President of the Company and Chairman, President and Chief Executive Officer of Forest City Commercial Group, Inc., a wholly-owned subsidiary of the Company, since 1988, will each be appointed as an Executive Vice President – Development of the Company. In connection with their new positions, Messrs. R. Ratner and J. Ratner will be jointly responsible for executing the development strategy and program for all of the Company’s markets and assets, except in the greater New York market.

(b) Duane F. Bishop (age 53), Executive Vice President and Chief Operating Officer of Forest City Commercial Group, Inc. since 2011, will be appointed as Executive Vice President and Chief Operating Officer of the Company. In connection with his new position, Mr. Bishop will lead the Company’s leasing, asset and property management functions across the country with the exception of the office and residential buildings in the greater New York market. Mr. Bishop joined the Company in 1985. From 2007 to 2011, Mr. Bishop served as Executive Vice President - Asset Management of Forest City Commercial Group, Inc.

To the Company’s knowledge, there are no arrangements or understandings between Mr. Bishop and any other person pursuant to which he was selected as Executive Vice President and Chief Operating Officer. In addition, there are no family relationships between Mr. Bishop and any directors or executive officers of the Company and no transactions required to be reported under Item 404(a) of Regulation S-K between Mr. Bishop and the Company.

The management changes disclosed above are not due to any disagreement with the Company or concerns relating to the operations, policies, or practices of the Company.

A copy of the press release announcing the management changes is "furnished" as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act.

Forward-Looking Statements

This communication contains forward-looking statements, including the statements regarding the Company’s expected REIT Conversion. These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, the inability to complete the REIT Conversion in a timely manner, the inability to complete the REIT Conversion due to the failure of either or both classes of the Company’s shareholders to adopt one or more of the holding company merger proposal, the proposal to amend the Company’s articles, and the proposals regarding Forest City Realty Trust, Inc.’s (“Forest City REIT”) organizational documents, in each case as described in the proxy statement/prospectus that will be delivered to the Company’s shareholders prior to the special meeting, the failure to satisfy other conditions to completion of the REIT Conversion, including receipt of required third-party consents, the failure of the REIT Conversion to close for any other reason, the effect of the announcements regarding the REIT Conversion on the market price of the Company’s common stock, the possibility that the anticipated benefits of the REIT Conversion will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the REIT Conversion, the possibility that the REIT Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the impact on us of complying with requirements to qualify as a real estate investment trust under the Internal Revenue Code (the “Code”), the impact of issuing equity, debt or both to satisfy the Code requirement to distribute pre-real estate investment trust earnings and profits and other costs incident to effectuating our plan to so qualify, the impact of the amount and timing of any future distributions by the Company and/or Forest City REIT, the impact of covenants that could prevent us from satisfying the distribution requirements under the Code that must be met in order for us to so qualify, our lack of experience operating as an entity that so qualifies, legislative, administrative, regulatory or other actions affecting real estate investment trusts, including positions taken by the Internal Revenue Service, our ability to achieve our strategic goals, changes in the market price of Forest City REIT’s common stock following the REIT Conversion, our ability to complete non-core asset dispositions, the impact to our deferred tax liability balance if we qualify as a real estate investment trust under the Code, the state of the economy and financial markets generally and the effect on our industry, and the market for our common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents that we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this communication, and we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the REIT Conversion. Forest City REIT has filed a registration statement on Form S-4 containing a preliminary proxy statement of the Company and a preliminary prospectus of Forest City REIT with the SEC. The registration statement has not yet become effective, and this communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that the Company or Forest City REIT may file with the SEC or send to shareholders in connection with the REIT Conversion. INVESTORS ARE URGED TO READ THE FORM S-4 (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REIT CONVERSION. You may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about the Company, Forest City REIT and the REIT Conversion, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about the Company, Forest City REIT and the REIT Conversion can be obtained without charge by directing a request to Secretary, Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113 or D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, at 48 Wall Street, New York, New York 10005; telephone: (866) 796-7179.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Participants in Solicitation

The Company, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of the Company’s common stock in respect of the REIT Conversion. In addition, the Company has engaged D.F. King to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Information about the directors and executive officers of the Company and their ownership of the Company’s stock is set forth in the proxy statement for the Company’s 2015 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of participants in the proxy solicitation and REIT Conversion by reading the proxy statement/prospectus regarding the REIT Conversion once it is finalized.

Item 9.01 Exhibits.
(d) Exhibits.

Exhibit No.		Description
99.1	—	Press Release, dated September 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	September 10, 2015	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Press Release, dated September 10, 2015.